UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 19, 1997


                               Kinetiks.com, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                            33-97814                          76-0478045
(State of jurisdiction             (Commission                     (IRS Employer
of incorporation)                   File Number)             Identification No.)


700 Rockmead Drive, Suite 150, Kingwood, TX                                77339
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code: (281) 359-7638



 ................................................................................
(Former name or former address, if changed since last report.)

Item 4. Changes in Registrant's Certifying Accountant

1. Effective June 11, 1997 Ernst & Young LLP, resigned as our certified public accountants. The resignation was accepted by the Board of Directors.

2. For the Company's third quarter ending September 30, 1996 an unqualified opinion was issue on the financial statements. However, Ernst & Young's report dated March 15, 1996 contained the following paragraph:

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is in the development stage, has not achieved significant operations, and has incurred losses since inception. These conditions raise substantial doubt as to the Company's ability to continue as a going concern. In order for the Company to emerge out of the development stage and continue as a going concern, the Company must achieve a level of operations sufficient to meet cash flow requirements and to recover the development costs incurred. Management's plans in regard to theses matters are described in Note 1. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of asset carrying amounts or the amounts and classification of liabilities that may result should the Company be unable to continue as a going concern.

3. During the Company's two most recent fiscal years and through June 11, 1997 there were no disagreements with Ernst & Young LLP in regards to financial accounting and reporting matters which if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report.



4. The Company has requested Ernst & Young LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young LLP agrees with the statements contained above. A copy of the letter from Ernst & Young LLP to the Securities and Exchange Commission is filed as Exhibit 1.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 1997                            Kinetiks.com, Inc.

                                               By:/S/ Greg Carr
                                               .................................
                                                   Greg Carr, Secretary

                             Exhibit 1 to Form 8-K


                   [LETTERHEAD OF ERNST & YOUNG APPEARS HERE]

                                 June 16, 1997





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentlemen:

We have read Item 4 of Form 8-K dated June 16, 1997 of Kinetiks.com, Inc. and are in agreement with the statements contained in the first sentence of paragraph 1 and paragraphs 2 through 4 on page 1 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

                                                     ERNST & YOUNG LLP

Ernst & Young LLP is a member of Ernst & Young International, Ltd.